SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2005

ANCHOR GLASS CONTAINER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23359	59-3417812

(Commission File Number)	(I.R.S. Employer Identification No.)

One Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634-7513

(Address of Principal Executive Offices) (Zip Code)

(813) 884-0000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99.1 March 11, 2005 Press Release

Item 2.02 Results of Operations and Financial Condition

     On March 11, 2005, the Registrant issued a press release relating to its results of operations for the fourth quarter ended December 31, 2004, a copy of which is furnished as Exhibit 99.1 hereto.

     The Registrant held a conference call on March 11, 2005. A replay of the conference call will be available until April 29, 2005 at www.shareholder.com/anchor/medialist.cfm.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

The following exhibit is furnished herewith:

99.1	Press Release issued on March 11, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHOR GLASS CONTAINER CORPORATION
/s/ Peter T. Reno
	Name:	Peter T. Reno
	Title:	Vice President and Interim Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)
Date: March 11, 2005